<COVER>



                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 22, 1998


                  Union Pacific Railroad Company
      (Exact Name of Registrant as Specified in its Charter)


     Delaware               1-6146                94-6001323
  (State or Other        (Commission           (I.R.S. Employer
   Jurisdiction of        File Number)        Identification No.)
    Incorporation)


     1416 Dodge Street, Omaha, Nebraska               68179
      (Address of Principal Executive Offices)      (Zip Code)


Registrant's telephone number, including area code:  (402) 271-5000


                               N/A
   Former Name or Former Address, if Changed Since Last Report

Item 5.   Other Events.

     Attached as an Exhibit is the Press Release issued by Union
Pacific Corporation, the corporate parent of Union Pacific Railroad Company, on October 22, 1998 announcing Union Pacific Corporation's financial results for the third quarter of 1998, which is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (c)    Exhibits.

            99   Press Release dated October 22, 1998
                 announcing Union Pacific Corporation's
                 financial results for the third quarter of 1998.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Union Pacific Railroad Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 1998


                              UNION PACIFIC RAILROAD COMPANY


                              By: /s/ John J. Koraleski
                                  ---------------------
                                   John J. Koraleski
                                   Executive Vice President -
                                   Finance and Chief Accounting
                                   Officer

       INDEX

                          EXHIBIT INDEX

     Exhibit   Description

     99        Press Release dated October 22, 1998 announcing
               Union Pacific Corporation's financial results for the third quarter of 1998.